SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                              (Amendment No. __ )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /
Check the appropriate box:

     / /  Preliminary Proxy Statement

     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     /X/  Definitive Proxy Statement

     / /  Definitive Additional Materials

     / /  Soliciting Material Pursuant to ss.240.14a-12


                         CHURCH CAPITAL INVESTMENT TRUST
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                           CHURCH CAPITAL VALUE TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 28, 2008

TO THE SHAREHOLDERS:

      I am writing to inform you of the upcoming special meeting (the "Meeting") of the shareholders of the Church Capital Value Trust (the "Fund"), a series of Church Capital Investment Trust (the "Trust").

     The Meeting is scheduled to be held at 10:00 a.m. Eastern Time on August 28, 2008, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati OH 45246. Please take the time to carefully read the Proxy Statement and cast your vote.

     The purpose of the meeting is as follows:

      (1) To approve a new Advisory Agreement between the Trust, on behalf of the Fund, and Church Capital Management, LLC.

      (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     You may vote at the Meeting if you are the record owner of shares of the Fund as of the close of business on July 16, 2008. You are invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

     You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Fund by calling 877-742-8061.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT OF THE MEETING, PLEASE READ THE ENCLOSED PROXY STATEMENT, AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN 5:00 P.M. (EASTERN TIME) ON AUGUST 28, 2008.

     Thank you for your cooperation and continued investment in the Fund.

                          By order of the Board of Trustees,


                          Gregory A. Church
                          President

July 31, 2008

                           CHURCH CAPITAL VALUE TRUST

                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067
                                  877-742-8061

                                 PROXY STATEMENT
                               Dated July 31, 2008


                         SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 28, 2008

Church Capital Value Trust (the "Fund"), a series of Church Capital Investment Trust, an Ohio business trust (the "Trust"), is holding a special meeting of shareholders on August 28, 2008 at 10:00 a.m. Eastern time (the "Meeting"). The place of the Meeting is the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati OH 45246.

The Board of Trustees of the Trust (the "Board") is sending you this Proxy Statement and the enclosed proxy card on behalf of the Fund. The Board is soliciting your proxy to vote at the Meeting.

PROPOSALS

The following Proposals will be presented at the Meeting:

      (1) To approve a new Advisory Agreement between the Trust, on behalf of the Fund, and Church Capital Management, LLC.

      (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.


WHO IS ELIGIBLE TO VOTE?

The Board is sending this proxy statement on or about August 5, 2008 to all shareholders entitled to vote. Shareholders who owned shares of the Fund at the close of business on July 16, 2008 ("Record Date") are entitled to vote at the Meeting. On the Record Date, the Fund had 2,645,326.685 shares outstanding.

HOW TO VOTE

VOTING BY PROXY. You can vote by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have questions regarding the proxy or how to vote your shares, please call the Fund at 1-877-742-8061. Whether you plan to attend the Meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly. Returning the proxy card will not affect your right to attend the Meeting and vote.

The Board has named John F. Splain and Wade R. Bridge to act as proxies at the Meeting. If you properly complete your proxy card and send it to the Fund, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will be deemed a vote "FOR" the Proposal in accordance with the Board's recommendations.

If any other matter is presented, your proxy will vote in accordance with the proxy's best judgment. At the time this Proxy Statement was printed, the Board knows of no matter that needs to be acted on at the Meeting other than those discussed in this proxy statement. If you appoint a proxy, you may revoke it any time before it is exercised. You can do this by sending in another proxy with a later date, or by notifying the Fund in writing before the Meeting.

VOTING IN PERSON. If you do attend the Meeting and wish to vote in person, you will be given a ballot when you arrive. If shares are held in the name of a pension plan, you must bring a letter from the plan authorizing you to vote the shares on the plan's behalf.

QUORUM AND REQUIRED VOTE

You are entitled to one vote for each share that you held, and a proportionate vote for each fractional share held, as of the Record Date. The presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote, in person or by proxy, shall constitute a quorum for the Meeting. A quorum being present, the Fund will adopt each Proposal if a majority of the shares of the Fund vote to approve each such Proposal. For these purposes, majority means the lesser of: (a) 67% or more of the voting securities of the Fund present at the Meeting, if 50% or more of the outstanding voting securities of the Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular Proposal, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will effectively be votes "AGAINST" adjournment and/or a Proposal, because the required vote is a percentage of the shares present or outstanding.

If, with respect to the Fund, either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of a Proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR such Proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

BOARD RECOMMENDATION ON PROPOSALS

The Board recommends that shareholders vote FOR the Proposals.

AVAILABILITY OF ADDITIONAL INFORMATION ABOUT THE FUND

The Fund will furnish shareholders with free copies of its Prospectus, Statement of Additional Information, as well as the most recent annual and semi-annual reports, upon request. To obtain these free reports, please call the Fund's transfer agent at 1-877-742-8061 or direct your written request to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati OH 45246.

                   PROPOSAL 1: APPROVAL OF ADVISORY AGREEMENT
                   -------------------------------------------

GENERAL OVERVIEW

Church Capital Management, LLC ("CCM") has served as the investment adviser to the Fund since its inception. On April 4, 2008, Sterling Financial Corporation, then parent company of CCM, merged with and into The PNC Financial Services Group, Inc. (the "Merger"). As a result of this Merger, CCM became a wholly-owned subsidiary of The PNC Financial Services Group, Inc ("PNC").

Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), a change of control, such as resulting from the Merger, is considered to be a prohibited assignment and, as a result, the Fund's then-existing advisory agreement immediately terminated when the Merger became effective. However, in anticipation of the Merger and to ensure continued services to the Fund, at an in person meeting, the Board, including the Trustees who are not "interested persons" of the Fund as that term is defined in the 1940 Act (the "Independent Trustees"), approved an Interim Investment Advisory Agreement for the Fund with CCM on April 4, 2008 ("Interim Agreement"). The Interim Agreement allows CCM to continue to serve as investment adviser to the Fund for a period of 150 days (i.e., through September 1, 2008), unless it is terminated sooner. The Interim Agreement also provides that all advisory fees earned by CCM during its term must be held in an interest-bearing escrow account, to be paid to CCM when the Fund's shareholders approve a new advisory agreement between the Trust and CCM. If the Fund's shareholders do not approve a new agreement, CCM will be paid the LESSER of (a) costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

At a meeting held on April 4, 2008, the Board, including a majority of the Independent Trustees, approved a new investment advisory agreement for the Fund ("New Agreement"), in the form attached to this Proxy Statement as EXHIBIT A. If approved by shareholders, the New Agreement will replace the Interim Agreement and will take effect immediately upon shareholder approval.

Further, with respect to the New Agreement the Fund will comply with the terms of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company, or any of its affiliated persons, to receive any amount or benefit in connection with an assignment of the investment advisory contract between the adviser and the investment company, provided that two conditions are met. First, for a period of three years after the assignment of the Former Agreement, at least 75% of the board members of the Fund cannot be "INTERESTED PERSONS" (as defined in the 1940
Act) of CCM. The Board of Trustees of the Fund is currently in compliance with this provision of Section 15(f) and intends to continue to comply with such provision for the requisite period. Second, an "UNFAIR BURDEN" must not be imposed upon the Fund as a result of this assignment or any express or implied terms, conditions, or understandings applicable thereto. The term "UNFAIR BURDEN" is defined in Section 15(f) to include any arrangement during the two-year period after the effective time of the assignment whereby CCM, or any interested person of CCM receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund). CCM shall only receive bona fide investment advisory fees. In addition, the Fund may continue to execute portfolio transactions for the Fund through an affiliated broker as long as such transactions are in compliance with the Fund's Rule 17e-1 procedures. The Board of Trustees has determined that the Fund shall be in compliance with this provision of Section 15(f).

THE TERMS OF THE NEW AGREEMENT

The summary of the terms of the New Agreement set forth below is qualified in its entirety by reference to the New Agreement itself, which is set forth as EXHIBIT A to this Proxy Statement. The Board encourages you to read the New Agreement in its entirety.

Except for the new effective date and non-material updating changes, the terms of the New Agreement, including fees payable to CCM, are identical in all material respects to the former agreement in effect prior to the Merger. For example, the New Agreement provides that CCM will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. CCM will determine the securities and other investments to be purchased, retained or sold by the Fund, in accordance with the Fund's investment objective and policies as described herein and in its Prospectus. CCM will also place all securities orders for the Fund, and determine the particular broker, dealer, or issuer to place the related order. The New Agreement also requires CCM to adhere to the Fund's brokerage policies in placing all orders, the substance of which policies are that CCM must seek at all times the most favorable price and execution for all securities brokerage transactions.

CCM will bear the cost of rendering the advisory services that it performs under the New Agreement, and will, at its own expense, pay the compensation of any Trustees, officers and employees of the Trust, if any, who are affiliated persons of CCM. The Fund will bear all other operating costs and expenses from its assets. As compensation for its advisory services, the Fund will pay CCM a fee computed daily and paid monthly at an annual rate of 1.00% of its average daily net assets.

In addition, CCM has agreed to retain the arrangement in place prior to the Merger pursuant to which CCM agreed to reduce its advisory fees and/or reimburse certain ordinary operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed 1.25% of the Fund's average daily net assets ("Expense Limitation Agreement"). The Fund's Expense Limitation Agreement will remain in effect until the earlier to occur of (i) the Fund's closing, or
(ii) January 19, 2009. Any fee reductions or expense reimbursements by CCM under the Expense Limitation Agreement are subject to repayment by the Fund within three years from the fiscal year in which the expense was incurred, if the Fund is able to make the repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement. CCM's ability to seek reimbursement from the Fund will terminate in the event the Fund's New Agreement is terminated. In addition, the Board of Trustees has reserved the right to terminate the Fund's Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Expense Limitation Agreement, CCM has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

The New Agreement provides for an initial two-year term and then will continue in effect thereafter only if its continuance is approved at least annually by the vote of a majority of the Board, including a majority of the Independent Trustees. The New Agreement also provides that (a) the Fund may, at any time and without the payment of any penalty, terminate the New Agreement upon sixty (60) days' written notice to CCM, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (b) the Agreement will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules there under) unless such automatic termination is prevented by an exemptive order of the Securities and Exchange Commission; and (c) CCM may terminate the Agreement without payment of penalty on sixty (60) days written notice to the Trust.

ADDITIONAL INFORMATION ABOUT THE FORMER AGREEMENT

The Trust's former advisory agreement with CCM for the Fund (the "Former Agreement") was dated December 8, 2005, and was most recently approved by the Board at a meeting held on October 22, 2007. The Former Agreement was approved by the Fund's initial shareholder on December 9, 2005. As previously noted, the Former Agreement terminated upon consummation of the Merger, and CCM has continued to manage the Fund pursuant to an Interim Agreement dated as of April 4, 2008. The Interim Agreement was approved by the Board on April 4, 2008 and was not submitted to shareholders for approval.

The following table provides information about the advisory fees that the Fund has accrued since its inception, including the amount of advisory fees waived and the expenses reimbursed by CCM pursuant to the Expense Limitation Agreement.

                    Advisory Fees         Advisory Fee
Fiscal Year Ended      Accrued             Reductions          Net Advisory Fees Paid

-----------------------------------------------------------------------------------------
November 30, 2007      $348,141            $ 104,704                 $243,437
-----------------------------------------------------------------------------------------
November 30, 2006*     $206,753            $ 104,130                 $102,623
-----------------------------------------------------------------------------------------

* For the period January 19, 2006 (commencement of investment operations) through November 30, 2006.

Upon the termination of the Former Agreement, the original Expense Limitation Agreement terminated as well. As a result of this termination, CCM is not permitted to recover these previously reduced advisory fees.

FACTORS THE BOARD CONSIDERED IN APPROVING THE NEW AGREEMENT

The Board considered the approval of the proposed New Agreement at an in-person meeting held on April 4, 2008. In evaluating the proposed New Agreement, the Board reviewed, in advance of the meeting, materials and representations furnished by CCM and PNC relevant to the Board's decision, including a summary of the Merger and a discussion of PNC's future plans for both CCM and the Fund, as well as proposed changes to the Fund's management team; CCM's Form ADV Part I and II (which included a description of CCM's investment philosophy and investment strategies); recent financial statements for both CCM and PNC; and analyses of the comparative performance and expenses for the Fund and its peer group (and/or benchmark). The Board also reviewed the proposed form of the Fund's New Agreement and Expense Limitation Agreement, and held discussions with representatives of both CCM and PNC. At the meeting, the Board further reviewed PNC's plans with respect to the Fund with representatives from PNC. Throughout this process the Board was advised by experienced legal counsel. After having reviewed and evaluated the information above, and requested such additional information as the Trustees deemed necessary to evaluate the terms of the Fund's New Agreement, the Board determined to approve the proposed New Agreement based on a number of factors, including the following:

     (i) THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY CCM - After reviewing CCM's proposed responsibilities and compensation under the proposed New Agreement versus the Former Agreement, the Trustees noted that the terms of the New Agreement are identical to those of the Former Agreement, except with respect to the effective date and certain other non-material items discussed at the meeting. The Trustees noted PNC's commitment to maintain a qualified professional investment staff to manage the Fund, and further noted PNC's representation that it did not intend to make any immediate changes to the current investment staff of CCM. The Trustees concluded that the quality, extent and nature of the services to be provided by CCM under the New Agreement were satisfactory for the Fund.

      (ii) THE INVESTMENT PERFORMANCE OF THE FUND AND CCM - The Trustees reviewed the Fund's performance, and noted that the Fund performed in line with its peer group of large blend funds for the 2007 calendar year, and significantly outperformed the S&P 500 Index's return for the one-year period ended February 29, 2008. The Trustees concluded that, based on the Fund's performance record and the services provided by CCM, CCM has provided high quality advisory services to the Fund. They also noted that the Fund's portfolio managers are expected to continue to manage the Fund.

      (iii) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND - After reviewing information relating to CCM's staffing, personnel and methods of operating; the financial condition of PNC; the asset levels of the Fund; and the overall expenses of the Fund, the Trustees noted that the advisory fees to be paid under the New Agreement are the same as were paid under the Former Agreement. The Trustees noted that the Fund's advisory fee is generally higher than the average of its peer group, but that its overall expense ratio, after fee reductions, was lower than the average for large blend funds with $50 million or less. The Trustees also noted that CCM has agreed to maintain the existing expense limitation agreement for the Fund, and that PNC, based on its most recent financial statements, appeared to have the necessary financial resources to support CCM with respect to its financial obligations to the Fund. The Trustees also considered the "fallout benefits" to CCM for managing the Fund and the brokerage commissions received by Bainbridge Securities Inc., its affiliated broker-dealer, for executing portfolio trades of the Fund. The Trustees concluded that, although the advisory fees of the Fund are in the higher range of fees for other comparably managed funds, the aggregate fees paid to CCM and its affiliates appear to be reasonable given the Fund's performance record, the quality of services provided and the relatively small size of the Fund.

      (iv) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund's investors - The Trustees noted that CCM is not currently collecting its full advisory fees from the Fund due to its commitment to cap the Fund's overall expenses. The Trustees concluded that, at current asset levels, it would not be relevant to consider the extent to which economies of scale are being realized, but that such a discussion may be more appropriate in the future as the Fund's assets continue to grow.

Based on the foregoing, the Board of Trustees determined that the proposed New Agreement is fair and in the best interests of the Fund and its shareholders. The Trustees of the Trust (consisting entirely of Independent Trustees) unanimously approved the New Agreement, and appointed CCM to serve as the investment adviser to the Fund under the terms and conditions set forth in the Fund's New Agreement, in each case subject to approval by shareholders.

ADDITIONAL INFORMATION ABOUT CCM

Located at 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, Church Capital Management, LLC has served as investment adviser to the Fund since the Fund's inception in 2006, including, currently, pursuant to the Interim Agreement. CCM has been managing money for individuals, banking and thrift institutions, corporations, pension funds and profit sharing plans, charitable organizations and other institutional investors since its founding in 1987. However, CCM does not manage any other mutual funds with similar or related investment objectives. As of June 30, 2008, CCM managed assets of approximately $2 billion.


CCM does not anticipate that the New Agreement will result in a reduction in the nature, extent or quality of services provided to the Fund prior to the Merger, or to have any adverse effect on CCM's ability to fulfill its obligations to the Fund.

EXECUTIVE OFFICERS OF CCM. The following table sets forth information relating to the executive officers and directors of CCM, including, where applicable, the position that each holds with the Trust:

    NAME AND ADDRESS                          TITLE AT CCM                              POSITION HELD WITH
                                                                                               TRUST
------------------------------------------------------------------------------------------------------------
Gregory A. Church*          President, Director and Managing Member                    President
------------------------------------------------------------------------------------------------------------
Jerome H. Walther*          Executive VP and Chief Compliance Officer                  N/A
------------------------------------------------------------------------------------------------------------
Malinda Powers Berardino*   Executive VP, Chief Operating Officer, Director and        N/A
                            Managing Member
------------------------------------------------------------------------------------------------------------
Bryan K. Garlock            Vice President, Director and Managing Member               N/A
Two PNC Plaza
620 Liberty Avenue
Pittsburgh, PA 15222
------------------------------------------------------------------------------------------------------------
Kevin A. McCreadie          Vice President, Director and Managing Member               N/A
Two Hopkins Plaza
Baltimore, MD 21201
------------------------------------------------------------------------------------------------------------
Willian H. Cevallos         Vice President, Director and Managing Member               N/A
1600 Market Street
Philadelphia, PA 19103
------------------------------------------------------------------------------------------------------------
George P. Long              Assistant Secretary                                        N/A
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222
------------------------------------------------------------------------------------------------------------

     * The address for each of these individuals is 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067.


ADDITIONAL INFORMATION ABOUT CCM'S PARENT COMPANY. Effective as of April 4, 2008, CCM became a wholly-owned subsidiary of The PNC Financial Service Group, Inc. Located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222, PNC is a diversified financial services company that is listed on the New York Stock Exchange. PNC is the parent company of both CCM and the Fund's principal underwriter, Bainbridge Securities Inc.

RELATIONSHIP WITH TRUST. Mr. Gregory Church is an officer of the Trust and CCM. No officer or other affiliated person of CCM serves as a Trustee of the Trust. Furthermore, no Trustee of the Trust had any material transaction with CCM or any of its affiliates (including PNC) during the fiscal year ended November 30, 2007, and has no material proposed transactions or arrangements as of the date of this Proxy Statement.

PAYMENTS TO AFFILIATED PERSONS. Bainbridge Securities Inc., the Fund's principal underwriter (the "Distributor"), also is a wholly-owned subsidiary of PNC and, as such, is an affiliate of CCM. The Distributor does not receive any compensation from the Fund for serving as Distributor. However, the

Distributor has served as an executing broker with respect to the Fund's portfolio transactions and, in such position, receives brokerage commissions from the Fund. During the fiscal year ended November 30, 2007, the Fund paid brokerage commissions of $54,747 to the Distributor. The commissions paid to the Distributor represented approximately 80.2% of the Fund's total commissions for the 2007 fiscal year.

The Distributor will continue to serve as principal underwriter and may continue to execute portfolio transactions on behalf of the Fund after the New Agreement is approved by the Fund's shareholders.

EFFECTIVE DATE OF PROPOSED NEW AGREEMENT

If approved, the New Agreement will become effective immediately after the Meeting.

BOARD RECOMMENDATION

The persons selected by the Board to act as proxies will vote on your behalf for the proposed New Agreement, unless you withhold authority to vote for the New Agreement in the proxy card. The Board is encouraging all shareholders to participate in the governance of the Fund.

        THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                             ADDITIONAL INFORMATION
                             ----------------------

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The table below sets forth information about the persons that held beneficially 5% or more of the outstanding shares of the Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. As a control person the shareholder's vote may have a significant impact on the outcome of any Proposal submitted to the shareholders for approval, including the Proposals set forth in this Proxy Statement. As of the Record Date, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund.

       ---------------------------------------------------------------------
          NAME AND ADDRESS                       Percentage of Shares Owned
       ---------------------------------------------------------------------
         *STRACO                                           35.35%
         1097 Commercial Avenue
         East Petersburg, PA 17520

       -----------------------------------------------------------------
         *STRAVEST                                         11.57%
         P.O. Box 38
         East Petersburg, PA 17520

       -----------------------------------------------------------------
         National Financial Services LLC                   11.07%
         200 Liberty Street
         1 World Financial Center, 5th Floor
         New York, New York 10281

       -----------------------------------------------------------------
        *An affiliated company of PNC Bank

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON. Each of CCM and PNC has an interest in shareholders of the Fund approving the New Agreement in order for CCM to receive the advisory fees earned and accrued since the effective date of the Merger. Affiliates of CCM, PNC Bank, National Association, and PNC Bank, Delaware (together, "PNC Bank"), may be deemed to be the beneficial owners of a majority of the Fund's shares, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power for such shares. PNC Bank does not, however, have any economic interest in such shares, which are held solely for the benefit of their respective customers. As of the record date PNC Bank owned 50.49% of the Fund's outstanding shares. PNC Bank has advised the Fund that it intends to vote the shares in the Fund over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.

NAMES AND ADDRESSES OF THE FUND'S OTHER SERVICE PROVIDERS

DISTRIBUTOR. Bainbridge Securities Inc., 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement approved by the Board on April 4, 2008. The Distributor is an affiliate of CCM and certain officers of the Trust may also be officers of the Distributor. The Distributor sells shares of the Fund on a continuous basis, and has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor does not receive any compensation from the Fund under the Distribution Agreement.

ADMINISTRATOR, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent ("Ultimus").

Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, serves as custodian for the investments of the Fund. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual meetings of shareholders. Normally, the Fund will not hold shareholder meetings for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

A special meeting of shareholders may be called at any time by a majority of the Trustees of the Trust. In addition, shareholders holding at least 25% of the outstanding shares of the Fund may call a meeting in the event that the Trustees fail to call a meeting within 30 days after request for the same from such shareholders. Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received by the Fund a reasonable time before a solicitation is made. Any shareholder of the Fund who wishes to submit a proposal that satisfies the eligibility requirements of Rule 14a-8 for consideration at a special meeting of the Fund's shareholders should send such proposal to the Church Capital Investment Trust c/o Church Capital Management, LLC, 301 Oxford Valley Road, Yardley, PA 19067, Attn: Chief Compliance Officer. The Chief Compliance Officer will present the proposal received to the Board at its next regularly-scheduled meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in a proxy statement furnished by the Board. To the extent a shareholder proposal is included in a proxy statement furnished by the Board or in its own separate proxy statement, the shareholder making such proposal will be required to bear the costs associated with including such proposal in the proxy statement, as well as the costs of holding the special meeting of shareholders.

SOLICITATION OF PROXIES

Solicitation will be primarily by mail, but officers and employees of CCM or Ultimus without compensation, may solicit shareholders by telephone or personal contact. CCM and/or PNC will bear the routine costs and expenses in connection with the shareholder meeting which includes any mailing, printing and tabulation costs.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the persons designated as proxies will vote thereon according to their best judgment in the interests of the Fund and its shareholders.

[LOGO]  CHURCH CAPITAL                   CHURCH CAPITAL VALUE TRUST
       INVESTMENT TRUST                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - AUGUST 28, 2008


KNOW ALL PERSONS  BY THESE  PRESENTS  THE  UNDERSIGNED  HEREBY  APPOINTS  JOHN F. SPLAIN AND WADE R. BRIDGE,
AND EITHER  ONE  OF THEM,  ATTORNEY  AND  PROXY  WITH  FULL POWER OF  SUBSTITUTION  TO  VOTE AND ACT FOR THE
UNDERSIGNED  WITH  RESPECT  TO  ALL SHARES  OF  CHURCH  CAPITAL  VALUE  TRUST  ("FUND"),  A SERIES OF CHURCH
CAPITAL INVESTMENT TRUST (THE "TRUST") HELD BY THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE
FUND TO BE HELD AT 10:00 A.M.,  EASTERN TIME, ON AUGUST 28, 2008, AT THE OFFICES OF ULTIMUS  FUND SOLUTIONS,
LLC, 225 PICTORIA DRIVE,  SUITE 450,  CINCINNATI OH 45246,  AND  AT ANY  ADJOURNMENTS  THEREOF  ("MEETING"),
AND INSTRUCTS  EACH OF THEM TO VOTE AS INDICATED ON THE MATTERS REFERRED TO IN THE PROXY  STATEMENT  FOR THE
MEETING,  WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The  attorneys  named will  vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter.
Discretionary authority is hereby  conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                                    THIS  PROXY  IS  SOLICITED ON  BEHALF  OF  THE  BOARD OF
          Registration here                         TRUSTEES  OF  THE  TRUST.   THIS  PROXY,  WHEN  PROPERLY
                                                    EXECUTED,  WILL BE VOTED IN THE MANNER  DIRECTED  BY THE
                                                    UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS
                                                    PROXY WILL BE VOTED "FOR" THE PROPOSAL.




----------------------------------------------------------------------------------------------------------------
                         PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                                     CHURCH CAPITAL VALUE TRUST Proxy for
                             Special Meeting of Shareholders -- August 28, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!         Please sign  this proxy exactly as your name  appears on
-------------------------------------------         the books of the Fund.  Joint  owners  should  each sign
                                                    personally.   Directors  and  other  fiduciaries  should
CALL:      TO VOTE  YOUR PROXY  BY  PHONE, CALL     indicate the capacity in which they sign, and where more
           1-866-437-4683   AND   PROVIDE   THE     than  one name  appears,  a  majority  must  sign.  If a
           12-DIGIT CONTROL NUMBER FOUND ON THE     corporation,   this  signature  should  be  that  of  an
           REVERSE SIDE OF THIS PROXY CARD.         authorized officer who should state his or her title.

LOG-ON:    TO  VOTE  ON   THE  INTERNET  GO  TO
           WWW.PROXYONLINE.COM  AND  ENTER  THE     ------------------------------------------------
           12-DIGIT CONTROL NUMBER FOUND ON THE     SHAREHOLDER SIGN HERE

MAIL:      TO VOTE YOUR PROXY BY MAIL CHECK THE
           APPROPRIATE  VOTING   BOX   ON   THE     ------------------------------------------------
           REVERSE  SIDE  OF  THIS  PROXY CARD,     JOINT OWNER SIGN HERE
           SIGN AND DATE THE CARD AND RETURN IT
           IN    THE    ENCLOSED   POSTAGE-PAID
           ENVELOPE.                                ------------------------------------------------
                                                    DATE:



IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.






CHURCH CAPITAL VALUE TRUST                                         CONTROL NUMBER
                                                                  ------------------
                                                                     xxxxxxxxxxxx
                                                                  ------------------


                          WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.


                            YOUR PROMPT ATTENTION WILL HELP TO AVOID
                              THE EXPENSE OF FURTHER SOLICITATION.




Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.
                   ------------------------------


THIS  PROXY  IS  SOLICITED  ON  BEHALF OF  THE  BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY,  WHEN  PROPERLY
EXECUTED,  WILL  BE  VOTED IN THE MANNER  DIRECTED  BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.



----------------------------------------------------------------------------------------------------------------
                                               FOLD HERE


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |   |
----------------------------------------------------------------------------------------------------------------
TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND
CHURCH CAPITAL MANAGEMENT, LLC:
                                                  FOR                    AGAINST                   ABSTAIN
                                                 |   |                    |   |                     |   |
----------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
                               Advisory Agreement
                               -------------------

                          INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") made as of the _____ day of _______, 2008 by and between Church Capital Management, LLC (the "Investment Adviser"), a Pennsylvania limited liability company, and Church Capital Investment Trust (the "Trust"), an Ohio business trust.

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust's Registration Statement on Form N-lA filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Act (the "Registration Statement"); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities ("the portfolio assets") of the type and in accordance with the limitations specified in the Trust's Agreement and Declaration of Trust (the "Declaration") and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust has established Church Capital Value Trust (the "Fund") as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund's portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below; and

WHEREAS, the Trust acknowledges that it has received prior to entering into this Agreement a copy of Form ADV Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:
     1. The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund's agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.
     2. Unless advised by the Trustees of the Trust of an objection, the Investment Adviser may, to the extent permitted by applicable laws and regulations, direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund's portfolio transactions may be used by the Investment Adviser in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs that would otherwise by obtainable.
     3. The Investment Adviser may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser or its affiliates. In such instances, the Fund will be charged the average price per unit for the security in such transactions. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

     4. The Investment Adviser shall report to the Board of Trustees at each meeting thereof important developments affecting the portfolio assets and on the Investment Adviser's own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust's Agreement and Declaration of Trust, and in the Trust's Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund's portfolio.
     5. The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser's reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser may perform various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.
     6. This Agreement shall become effective on the date hereof and shall remain in effect for a period of two years from such date, and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the
          Act) of the Fund, or by a vote of the Board of Trustees on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 60 days' written notice to the Trust.
     7. This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as Trustees of the Trust), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.
     8. This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term "assignment" as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.
     9. The Fund shall pay the Investment Adviser an investment advisory fee equal to 1.00% per annum of the average daily net assets of the Fund. The investment advisory fee will be computed and accrued daily and paid monthly. The Investment Adviser's compensation for the period from the date hereof through the last day of the month of the effective date hereof will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser's compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period
     10. Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including, but not limited to: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph;
          (b) custody, administration and
          transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund, including Chief Compliance Officer services; (g) costs of printing the Fund's prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund's corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies;
          (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; (1) expenses related to the filing of the Fund's proxy voting record; and (m) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund's payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.
     11. Except to the extent necessary to perform the Investment Adviser's obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.
     12. The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.
     13. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.
     14. The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.
                                            CHURCH CAPITAL INVESTMENT TRUST

                                            By:
                                               ---------------------------------
                                               Gerald L. Printz, Chairman


                                            CHURCH CAPITAL MANAGEMENT, LLC

                                            By:
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